United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2020

Date of Report (Date of earliest event reported)

Wealthbridge Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38799	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit B, 17/F Success Commercial Building 245-251 Hennessy Road Wanchai, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-0217-2929

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	HHHHU	NASDAQ Capital Market
Ordinary Shares	HHHH	NASDAQ Capital Market
Warrants	HHHHW	NASDAQ Capital Market
Rights	HHHHR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, on October 28, 2019, Wealthbridge Acquisition Limited (the “Company” or “Wealthbridge”), Scienjoy Inc. (“Scienjoy”), Lavacano Holdings Limited (“Lavacano”), WBY Entertainment Holdings Ltd. (“WBY,” together with Lavacano, the “Sellers”, and each “Seller”) entered into a share exchange agreement (the “Share Exchange Agreement”), pursuant to which and upon closing (the “Closing”) Wealthbridge will acquire from the Sellers all of the issued and outstanding shares and other equity interests in and of Scienjoy (“Business Combination”). Upon the Closing, Wealthbridge will change its name to “Scienjoy Holding Corporation.” The combined company after the Business Combination is referred to in this Current Report on Form 8-K as the “Combined Company.”

The Company held its extraordinary general meeting of shareholders on May 5, 2020 (the “Extraordinary General Meeting”). On April 9, 2020, the record date for the Extraordinary General Meeting, there were 7,475,000 Wealthbridge ordinary shares entitled to be voted at the Extraordinary General Meeting. At the Extraordinary General Meeting, there were 5,485,024 shares voted by proxy or in person, which is 73.55% of the total outstanding shares.

The final results for each of the matters submitted to a vote of Wealthbridge’s shareholders at the Extraordinary General Meeting are as follows:

Proposal 1.                  Business Combination Proposal

Proposal 1, to adopt the Share Exchange Agreement and thereby approve the transactions contemplated under the Share Exchange Agreement, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
5,485,024	0	0

Proposal 2.                  Amendment Proposal

Proposal 2, to change Wealthbridge’s name to Scienjoy Holding Corporation and the adoption of the Third Amended and Restated Memorandum and Articles of Association of Wealthbridge, was passed with voting results were as follows:

FOR	AGAINST	ABSTAIN
5,484,724	0	0

Proposal 3.                  Nasdaq Proposal

Proposal 3, to approve the issuance of more than 20% of the issued and outstanding Wealthbridge’s ordinary shares pursuant to the terms of the Share Exchange Agreement, as required by Nasdaq Listing Rules 5635(a) and (d), was passed with voting results as follows::

FOR	AGAINST	ABSTAIN
5,485,024	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2020

WEALTHBRIDGE ACQUISITION LIMITED

By:	/s/ Yongsheng Liu
Name:	Yongsheng Liu
Title:	Chief Executive Officer